EXHIBIT 99.2

NOTICE OF LIMITED OPTIONAL CONVERSION RIGHTS

UPON CHANGE OF CONTROL OF

SERIES A PREFERRED STOCK FOR $8.07 PER SHARE IN CASH

June 27, 2024

THIS CHANGE OF CONTROL CONVERSION RIGHT IS OPTIONAL AT YOUR ELECTION. YOU MAY CHOOSE TO EXERCISE YOUR CHANGE OF CONTROL CONVERSION RIGHT IN WHOLE OR IN PART, OR MAY ELECT NOT TO EXERCISE YOUR CHANGE OF CONTROL CONVERSION RIGHT AT ALL, IN WHICH CASE YOUR SHARES OF SERIES A PREFERRED STOCK WILL REMAIN OUTSTANDING.

Reference is made to the 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) of Via Renewables, Inc. (the “Company”), and the Certificate of Designations of Rights and Preferences of the Series A Preferred Stock (the “Certificate of Designations”), as in effect on the date hereof. This notice is being provided to you pursuant to Section 5 of the Certificate of Designations. Capitalized terms used but not defined herein have the meanings assigned to them in the Certificate of Designations.

Upon the occurrence of a “Change of Control” (as defined in the Certificate of Designations), each holder of shares of Series A Preferred Stock has the right to convert some or all of the shares of Series A Preferred Stock held by such holder (a “Change of Control Conversion Right”). On June 13, 2024 (the “Closing Date”), the Company consummated the merger contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 29, 2023, by and among the Company, Retailco, LLC, a Texas limited liability company (“Parent”), and NuRetailco LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”), following which William Keith Maxwell, III and his affiliates became the registered or beneficial owners of all of the issued and outstanding shares of the Surviving Corporation’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). The Merger Consideration paid for the acquisition of the Class A Common Stock in the Merger was $11.00 per share (the “Merger Consideration”). Although the Merger and the transactions contemplated by the Merger Agreement did not directly impact the Series A Preferred Stock, such transactions constituted a Change of Control as defined under the Certificate of Designations because Mr. Maxwell (through Parent), became the beneficial owner of more than 75% of the voting power of all of the Common Stock entitled to vote generally in the election of the Company’s directors. The Closing Date was the date of the Change of Control.

Below is a summary of the applicable provisions of the Certificate of Designations, followed by a form where you can elect to some or all of your shares of Series A Preferred Stock.

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SUMMARY OF APPLICABLE PROVISIONS OF CERTIFICATE OF DESIGNATIONS

Upon a Change of Control, at the option of the holder of shares of Series A Preferred Stock, such shares will convert into a number of shares of Class A Common Stock per share of Series A Preferred Stock (the “Common Stock Conversion Consideration”), which is equal to the lesser of:

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the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per share of Series A Preferred Stock plus the amount of any accumulated and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (as defined below) (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding dividend payment date (as defined in the Certificate of Designations), in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (such quotient, the “Conversion Rate”); and

•	0.7339448 shares of Class A Common Stock (the “Share Cap”).

The Certificate of Designations initially designated a Share Cap of 1.83482, but the Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Class A Common Stock as follows: the adjusted Share Cap as the result of a Share Split will be the number of shares of Class A Common Stock that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Share Split.

The original Share Cap of 1.83482, as adjusted for the Company’s 2-to-1 forward split in June 2017, and the 5-to-1 reverse split in March 2023, is 0.7339448.

In the case of a Change of Control pursuant to which the Class A Common Stock will be converted into cash (the “Alternative Form Consideration”), a holder of Series A Preferred Stock will receive upon conversion of such Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of the Company’s Class A Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”).

The “Common Stock Price” is the amount of cash consideration per share of the Company’s Class A Common Stock in the Merger since the consideration to be received in the Change of Control by the holders of shares of Class A Common Stock is solely cash. The Merger Consideration received in the Merger (i.e., the Change of Control) by the holders of shares of Class A Common Stock was $11.00 per share in cash.

SUMMARY OF YOUR LIMITED OPTIONAL CONVERSION RIGHTS

 Accordingly, as noted above, the Merger resulted in a Change of Control Conversion Right in which you, as a holder of shares of Series A Preferred Stock, will have the right to convert any share of Series A Preferred Stock that you own into Alternative Form Consideration of $8.07 per share (0.7339448 multiplied by $11.00, the Merger Consideration).

This Change of Control Conversion Right is optional at your election. You may choose to exercise your Change of Control Conversion Right in whole or in part, or may elect not to exercise your Change of Control Conversion Right at all, in which case your shares of Series A Preferred Stock will remain outstanding.

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To exercise the Change of Control Conversion Right, the holders of shares of Series A Preferred Stock will be required to deliver, on or before the close of business on July 26, 2024, which is 20 business days from the date of this notice (the “Conversion Election Deadline”) certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written completed conversion notice in the form attached hereto, to Equiniti Trust Company, LLC, at 55 Challenger Road Ridgefield Park, NJ, 07660 (the “Transfer Agent”), or, in the case of shares of Series A Preferred Stock held in global form, complying with the applicable procedures of DTC. The effective date of any conversion (the “Change of Control Conversion Date”) will be the third Business Day following the Conversion Election Deadline, or July 31, 2024.

You may withdraw your shares surrendered for conversion by providing written notice of withdrawal to the Transfer Agent or complying with the procedures of DTC prior to the close of business on the business day prior to the Change of Control Conversion Date. The written notice of withdrawal must state: (i) the number of withdrawn shares of Series A Preferred Stock; (ii) if certificated Series A Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and (iii) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.

 Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn will be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date (set forth below), the Company has provided or provides irrevocable notice of its election to redeem all or any shares of its Series A Preferred Stock. In such case, holders will not be able to convert their shares of Series A Preferred Stock designated for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right (unless the Company defaults in payment of the redemption price and all accumulated and unpaid dividends).

To properly exercise your Change of Control Conversion Right, please complete, sign, and return the attached form to the Transfer Agent using the pre-stamped envelope provided with these materials by no later than the Conversion Election Deadline or, in the case of shares of Series A Preferred Stock held in global form, comply with the applicable procedures of DTC by no later than the Conversion Election Deadline.

THIS CHANGE OF CONTROL CONVERSION RIGHT IS OPTIONAL AT YOUR ELECTION. YOU MAY CHOOSE TO EXERCISE YOUR CHANGE OF CONTROL CONVERSION RIGHT IN WHOLE OR IN PART, OR MAY ELECT NOT TO EXERCISE YOUR CHANGE OF CONTROL CONVERSION RIGHT AT ALL, IN WHICH CASE YOUR SHARES OF SERIES A PREFERRED STOCK WILL REMAIN OUTSTANDING.

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OPTIONAL CHANGE OF CONTROL CONVERSION RIGHT ELECTION FORM

VIA RENEWABLES, INC.

 The undersigned hereby elects to convert  ___________  shares of Series A Preferred Stock of Via Renewables, Inc. owned by such holder and delivered concurrently herewith to the Company (the “Converted Shares”), along with certificates (if any) representing the Converted Shares duly endorsed for transfer, into Alternative Form Consideration of $8.07 per share, pursuant to the applicable provisions of the Certificate of Designations for the Series A Preferred Stock. The Converted Shares are to be converted on July 31, 2024, the Change of Control Conversion Date. The undersigned holder acknowledges and agrees that effective upon the conversion, the undersigned holder will have no further rights in respect of the Converted Shares.

IN WITNESS WHEREOF, this Change of Control Conversion Right Election Form has been signed by the undersigned as of the date first set forth above.

Name of Entity, if applicable

By:
Name:
Title:

[Change of Control Conversion Right Election Form]

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